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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2004

Commission File Number	Exact Name of Registrant as specified in its charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

        On September 23, 2004, Union Electric Company (the "Company"), a subsidiary of Ameren Corporation, issued and sold $300,000,000 principal amount of its 5.10% Senior Secured Notes due 2019 (the "Notes"), pursuant to a Registration Statement on Form S-3 (Nos. 333-108034 and 333-108034-01), which was declared effective on September 5, 2003, and a Prospectus Supplement dated September 20, 2004 to a Prospectus dated September 5, 2003. This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with that offering.

        This combined Form 8-K is being filed separately by Ameren Corporation and the Company (each, a "registrant"). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

ITEM 9.01. EXHIBITS

  (c)
  Exhibits.

*1.1	Underwriting Agreement, dated September 20, 2004 between the Company and BNP Paribas Securities Corp., BNY Capital Markets, Inc. and Lehman Brothers Inc., as Underwriters.
**4.1	Indenture dated as of August 15, 2002, between the Company and The Bank of New York, as Trustee, relating to the Notes (Current Report on Form 8-K filed on August 23, 2002, Exhibit 4.1).
*4.2	Company Order establishing the Notes.
*4.3	Global Note.
*4.4
Supplemental Indenture dated September 1, 2004 by and between the Company and The Bank of New York, as Trustee under the Indenture of Mortgage and Deed of Trust dated June 15, 1937 relating to the First Mortgage Bonds, Senior Notes Series GG securing the Notes.
*5.1
Opinion of Steven R. Sullivan, Esq., Senior Vice President Governmental/Regulatory Policy, General Counsel and Secretary of the Company, regarding the legality of the Notes issued by the Company (including consent).
*5.2	Opinion of Pillsbury Winthrop LLP regarding the legality of the Notes issued by the Company (including consent).

*
Filed herewith.

**
Incorporated by reference as indicated.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION (Registrant)
	By	/s/ WARNER L. BAXTER
	Name:	Warner L. Baxter
	Title:	Executive Vice President and Chief Financial Officer
UNION ELECTRIC COMPANY (Registrant)
	By	/s/ WARNER L. BAXTER
	Name:	Warner L. Baxter
	Title:	Executive Vice President and Chief Financial Officer
Date: September 23, 2004

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Exhibit Index

Exhibit No.	Description
*1.1	Underwriting Agreement, dated September 20, 2004 between the Company and BNP Paribas Securities Corp., BNY Capital Markets, Inc. and Lehman Brothers Inc., as Underwriters.
**4.1	Indenture dated as of August 15, 2002, between the Company and The Bank of New York, as Trustee, relating to the Notes (Current Report on Form 8-K filed on August 23, 2002, Exhibit 4.1).
*4.2	Company Order establishing the Notes.
*4.3	Global Note.
*4.4
Supplemental Indenture dated September 1, 2004 by and between the Company and The Bank of New York, as Trustee under the Indenture of Mortgage and Deed of Trust dated June 15, 1937 relating to the First Mortgage Bonds, Senior Notes Series GG securing the Notes.
*5.1
Opinion of Steven R. Sullivan, Esq., Senior Vice President Governmental/Regulatory Policy, General Counsel and Secretary of the Company, regarding the legality of the Notes issued by the Company (including consent).
*5.2	Opinion of Pillsbury Winthrop LLP regarding the legality of the Notes issued by the Company (including consent).

*
Filed herewith.

**
Incorporated by reference herein as indicated.

4

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  ITEM 8.01. OTHER EVENTS
  ITEM 9.01. EXHIBITS
SIGNATURES
Exhibit Index